UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) 27 November 2012

AMARANTUS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Commission File No.  333-148922

Delaware	26-0690857
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	identification No.)

675 Almanor Ave., Sunnyvale, CA	94085
(Address of principal executive offices)	(zip code)

(408) 737-2734

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A-2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Prepared By:

JSBarkats, PLLC

18 East 41st Street, 19th Fl.

New York, NY 10017

www.JSBarkats.Com

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the possible benefits of MANF therapeutic applications and/or advantages presented by Amarantus’ PhenoGuard technology, as well as statements about expectations, plans and prospects of the development of Amarantus' new product candidates. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including the risks that the anticipated benefits of the therapeutic drug candidates or discovery platforms, as well as the risks, uncertainties and assumptions relating to the development of Amarantus' new product candidates, including those identified under "Risk Factors" in Amarantus' most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q and in other filings Amarantus periodically makes with the SEC. Actual results may differ materially from those contemplated by these forward-looking statements Amarantus does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

Item 8.01. Other Events

On November 27, 2012 Amarantus BioSciences, Inc. released the results of an Independent Academic Study report demonstrating that MANF (mesencephalic astrocyte-derived neurotrophic factor), the Company’s leading drug candidate for treatment for Parkinson’s disease, when administered in the striatum in the ventral midbrain, diffused exceptionally well. The accepted cause of Parkinson’s disease is the death of 70-80% of the dopaminergic (DAergic) neurons in the SNc in the ventral midbrain, which leads to lack of innervation in the striatum. Previous animal model studies directed to Parkinson’s disease have shown that the inability of neurotrophic factors to properly diffuse from the site of delivery has been a key technological impediment to developing new treatments for Parkinson’s disease.

The Independent Study indicates that MANF, the Company’s leading drug candidate, diffuses from the point of delivery in the brain more favorably than GDNF; thus, providing a firm basis for the continue investment in MANF development. The next step in MANF development is clinical studies utilizing a primate model. If those studies are positive, they will be incorporated in the toxicological data of an investigational new drug application package to the FDA to be submitted prior to starting a Phase I/II clinical trial for MANF in the treatment of Parkinson’s disease.

A copy of the Independent MANF study is attached as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following Exhibit is furnished solely for purposes of Item 8.01 of this Form 8-K:

Exhibit

No.	Description

99.1	Report: MANF, Delivered to the Striatum, diffuses exceptionally well in the Rodent Model of Parkinson’s Disease

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: 27 November 2012.

Amarantus BioSciences, Inc. (Registrant)

By:	/s/ Gerald Commissiong
Gerald Commissiong Chief Executive Officer

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